UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811–07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292–1000

Date of fiscal year end:	October 31, 2019

Date of reporting period:	November 1, 2018 — October 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam Short Duration Bond Fund

Annual report
10 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PARTX

Putnam
Short Duration Bond
Fund

Annual report
10 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

December 13, 2019

Dear Fellow Shareholder:

We believe your mutual fund investment offers a number of advantages, such as investment diversification and daily liquidity. Putnam funds also include a commitment to active investing. Putnam’s portfolio managers and analysts take a research-intensive approach that incorporates risk management strategies designed to serve you through changing conditions.

To support your overall investment program, we believe that the counsel of a financial advisor is prudent. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals, determining your appropriate level of risk, and reviewing your investments on a regular basis.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you. We thank you for investing with Putnam.

Performance history as of 10/31/19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before this date.

* The ICE BofAML U.S. Treasury Bill-ICE BofAML 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofAML U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofAML 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/19. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on page 15.

2 Short Duration Bond Fund

Emily has a B.A. in Mathematics from Williams College. She joined Putnam in 2012 and has been in the investment industry since 1999.

Albert Chan, CFA, D. William Kohli, and Brett S. Kozlowski, CFA, are also Portfolio Managers of the fund.

What was the market environment during the reporting period?

Global financial markets experienced bouts of volatility from trade tensions and concerns about slowing global growth during the trailing 12-month period. However, global central banks pivoted to a dovish stance during the period. As a result, risk assets performed well. Against this backdrop, the ICE BofAML 1–3 Year U.S. Corporate Index — the fund’s primary benchmark — gained 5.79% for the period.

The Federal Reserve lowered the benchmark federal funds rate to a range of 1.5% to 1.75% in October 2019, the third reduction since July 2019, and hinted at a pause in its policy easing. The rate cuts are part of an effort to keep borrowing costs low, credit widely available, and businesses and consumers confident. Other central banks around the world addressed market worries by also cutting rates. The European Central Bank (ECB) cut its deposit rate by 10 basis points to a record low of –0.50% and reinstituted its bond buy-back program.

The U.S. Treasury market continued to draw headlines. Parts of the U.S. Treasury yield curve became inverted during the reporting period, as the yield on the benchmark 10-year note fell

Short Duration Bond Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

below the yield on the 2-year note in August 2019 for the first time since 2007. An inverted yield curve — which plots bond yields with differing maturity dates — can be a signal of a recession on the horizon, but we do not believe a recession is imminent. Given this backdrop, the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks U.S. bonds, rose 11.51% for the period.

How did the fund perform during the period? What strategies influenced performance?

The fund underperformed its primary benchmark, the ICE BofAML 1–3 Year U.S. Corporate Index, returning 4.78% during the period compared with the benchmark return of 5.79%.

Mortgage credit strategies were the primary contributor to returns versus the benchmark. Specifically, an allocation to commercial mortgage-backed securities [CMBS] interest-only [IO] cash bonds drove performance for the fund. The fund’s exposure to mezzanine CMBS cash bonds and non-agency residential mortgage-backed security [RMBS] strategies contributed on the margin. Our allocation to more senior bonds backed by high-quality collateral displayed less sensitivity to the significant fall in interest rates throughout the period.

Which strategies detracted from fund performance during the period?

Over the trailing 12 months, an underweight allocation to investment-grade corporate bonds detracted from performance relative to the primary benchmark. Corporate earnings remained strong throughout the year as companies were less affected by trade tensions and slowing global growth than investors had anticipated. That benefited the investment-grade corporate credit market.

Additionally, exposure to agency credit risk transfer securities also detracted from relative returns. A sharp decline in interest rates challenged the sector over much of the trailing 12 months. The market repriced across the

4 Short Duration Bond Fund

more seasoned credit risk transfer deals as investors anticipated the possibility of increased refinancing risk.

What is the outlook for fixed-income markets?

The global economy appears to be slowing as protectionist tariffs and uncertainty over Brexit weigh on the global outlook. The U.S. expansion cooled in the third quarter of 2019 as gross domestic product rose at a 1.9% annual rate, a solid pace but down from 3.1% in the first quarter. We believe inflationary pressures will remain modest and the U.S. economy will expand at a more moderate pace for the remainder of 2019 and in 2020 compared with 2018.

Consumer spending has been a major driver of U.S. growth. The U.S. housing market has also picked up, aided by imbalances in supply and demand, along with an improved interest-rate environment. We believe interest rates may stay within a moderate range over the near term and continue to support the housing sector. As for the Fed, we believe the most likely scenario is that it will pause interest rate increases over the intermediate term, subject to significant changes in market dynamics.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/19. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Short Duration Bond Fund 5

How are you positioning the fund?

We continue to see attractive opportunities across various fixed-income sectors where we can manage volatility using shorter maturities. We expect to keep the portfolio conservatively positioned in corporate and mortgage credit risk because of the uncertain backdrop for trade, growth, and the potential for volatility. We are generally constructive on the U.S. corporate credit market given our expectation that supply/demand dynamics will likely remain balanced over the intermediate term. In addition, we believe valuations should remain supported by stable fundamentals and a generally strong technical backdrop.

Many of the same risks to our constructive outlook in 2019 remain the same heading into 2020. We will continue to monitor unforeseen government policy changes and remain keenly focused on balance sheet degradation that we believe could be more sector specific. We continue to have conviction in the “crossover corridor” of investment-grade and high-yield credits, which contains companies that exhibit similar qualities to investment-grade borrowers but carry slightly higher leverage on their balance sheets. We find current spread levels to be generally appropriate versus underlying fundamental risk but think there will be augmented volatility with greater credit dispersion over the intermediate term.

Within mortgage credit, we believe some areas of the non-agency residential mortgage market are attractive against a backdrop of low, new, and existing housing supply, and lower interest rates. We prefer senior securities backed by higher quality collateral, advantageous geographic locations, and favorable credit characteristics in a variety of housing markets. We continue to have conviction in the more seasoned collateral in the commercial CMBS sector. The fund’s positioning remains concentrated in AAA through BBB- securities issued between 2011 and 2013. Additionally, we continue to find attractive opportunities in CMBS IO tranches, including those of more recent vintages.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

6 Short Duration Bond Fund

Can you discuss changes in the fund’s dividend distribution?

The fund changed from a periodic distribution fund to one that declares distributions daily effective June 1, 2019. The last periodic distribution was paid on May 28, 2019, to shareholders of record on May 23, 2019.

Thank you, Emily, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Short Duration Bond Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2019, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	1.80%	17.56%	1.63%	11.38%	2.18%	10.50%	3.38%	4.78%
After sales charge	1.59	14.92	1.40	8.87	1.71	8.01	2.60	2.42
Class B (12/23/08)
Before CDSC	1.60	15.41	1.44	10.29	1.98	9.89	3.19	4.55
After CDSC	1.60	15.41	1.44	10.29	1.98	9.89	3.19	3.55
Class C (12/23/08)
Before CDSC	1.11	9.06	0.87	7.25	1.41	7.98	2.59	4.00
After CDSC	1.11	9.06	0.87	7.25	1.41	7.98	2.59	3.00
Class M (12/23/08)
Before sales charge	1.73	16.87	1.57	11.02	2.11	10.25	3.31	4.72
After sales charge	1.66	16.00	1.50	10.19	1.96	9.42	3.05	3.94
Class R (12/23/08)
Net asset value	1.54	14.57	1.37	9.95	1.92	9.71	3.14	4.49
Class R6 (7/2/12)
Net asset value	2.06	20.66	1.90	12.83	2.44	11.35	3.65	5.01
Class Y (12/23/08)
Net asset value	2.05	20.51	1.88	12.75	2.43	11.27	3.62	5.03

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 2.25% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

8 Short Duration Bond Fund

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 10/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofAML 1-3 Year U.S.
Corporate Index	3.75%	29.99%	2.66%	12.16%	2.32%	8.42%	2.73%	5.79%
ICE BofAML U.S. Treasury
Bill-ICE BofAML 1-3 Year
U.S. Corporate Linked	0.85	9.31	0.89	8.61	1.67	8.17	2.65	5.79
Benchmark*
Lipper Short Investment
Grade Debt Funds	2.87	23.24	2.09	9.23	1.77	6.78	2.21	4.57
category average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The ICE BofAML U.S. Treasury Bill-ICE BofAML 1-3 Year U.S. Corporate Linked Benchmark represents performance of the ICE BofAML U.S. Treasury Bill Index from the inception date of the fund, December 23, 2008, through May 31, 2018, and performance of the ICE BofAML 1-3 Year U.S. Corporate Index from June 1, 2018, and thereafter.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/19, there were 364, 318, 274, 176, and 165 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,541 and $10,906, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $11,600. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $11,457, $12,066, and $12,051, respectively.

Short Duration Bond Fund 9

Fund price and distribution information For the 12-month period ended 10/31/19

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.318250		$0.296475	$0.244988	$0.312084		$0.294106	$0.342189	$0.342146
Capital gains	—		—	—	—		—	—	—
Return of capital*	0.011567		0.010776	0.008905	0.011343		0.010690	0.012437	0.012436
Total	$0.329817		$0.307251	$0.253893	$0.323427		$0.304796	$0.354626	$0.354582
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
10/31/18	$10.01	$10.24	$10.00	$9.98	$9.98	$10.06	$10.06	$10.05	$10.02
10/31/19	10.15	10.38	10.14	10.12	10.12	10.20	10.20	10.19	10.16
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	2.60%	2.54%	2.40%	1.86%	2.55%	2.53%	2.35%	2.84%	2.84%
Current 30-day
SEC yield[2]	N/A	2.10	1.95	1.41	N/A	2.09	1.90	2.40	2.40

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

* See page 68.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Short Duration Bond Fund

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	1.78%	17.76%	1.65%	11.02%	2.11%	10.15%	3.27%	4.38%
After sales charge	1.57	15.11	1.42	8.52	1.65	7.67	2.49	2.03
Class B (12/23/08)
Before CDSC	1.58	15.72	1.47	9.85	1.90	9.45	3.06	4.15
After CDSC	1.58	15.72	1.47	9.85	1.90	9.45	3.06	3.15
Class C (12/23/08)
Before CDSC	1.09	9.42	0.90	6.97	1.36	7.70	2.50	3.70
After CDSC	1.09	9.42	0.90	6.97	1.36	7.70	2.50	2.70
Class M (12/23/08)
Before sales charge	1.73	17.19	1.60	10.78	2.07	10.01	3.23	4.42
After sales charge	1.66	16.31	1.52	9.95	1.91	9.19	2.97	3.64
Class R (12/23/08)
Net asset value	1.52	14.79	1.39	9.52	1.84	9.28	3.00	4.09
Class R6 (7/2/12)
Net asset value	2.05	20.83	1.91	12.34	2.35	10.97	3.53	4.62
Class Y (12/23/08)
Net asset value	2.04	20.80	1.91	12.37	2.36	11.00	3.54	4.63

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/18	0.63%	0.83%	1.38%	0.68%	0.88%	0.38%	0.38%
Annualized expense ratio for the
six-month period ended 10/31/19*	0.62%	0.82%	1.37%	0.67%	0.87%	0.37%	0.37%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Short Duration Bond Fund 11

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/19 to 10/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.16	$4.17	$6.96	$3.41	$4.43	$1.89	$1.88
Ending value (after expenses)	$1,020.10	$1,019.10	$1,015.30	$1,018.90	$1,018.80	$1,021.30	$1,020.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/19, use the following calculation method. To find the value of your investment on 5/1/19, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.16	$4.18	$6.97	$3.41	$4.43	$1.89	$1.89
Ending value (after expenses)	$1,022.08	$1,021.07	$1,018.30	$1,021.83	$1,020.82	$1,023.34	$1,023.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Short Duration Bond Fund

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The effects of inflation may erode the value of your investment over time. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund may have to invest the proceeds from prepaid investments, including mortgage- and asset-backed investments, in other investments with less attractive terms and yields. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s prospectus lists additional risks.

Short Duration Bond Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments

14 Short Duration Bond Fund

on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

◦ Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) 1-3 Year U.S. Corporate Index is an unmanaged index of U.S. investment-grade corporate debt with a remaining term to maturity of less than three years.

ICE BofAML U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

MSCI World Index (ND) is an unmanaged index of equity securities from developed countries. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Short Duration Bond Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2019, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2019, Putnam employees had approximately $472,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Short Duration Bond Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2019, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2019, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2019 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2019. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

Short Duration Bond Fund 17

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two funds, one of which is your fund, have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees noted that they had approved an amended management contract for your fund, effective August 1, 2018, at their meeting on June 29, 2018. In substance, the amended management contract differed from the previous management contract only in that it reduced the management fee from a fixed rate of 40 basis points of the fund’s average net assets to a fixed rate of 37 basis points of the fund’s average net assets. The Trustees also noted that they had previously approved in January 2018, and that shareholders had approved in May 2018, a management contract with Putnam Management that eliminated the performance adjustment component in calculating the fund’s management fee (subject to an eighteen-month transition period during which your fund will continue to receive the benefit of any performance adjustment that reduces the management fee). The Trustees considered that the performance adjustment could reduce the management fee below 37 basis points during the eighteen-month transition period. The Trustees concluded that the circumstances did not indicate that further changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 37 basis points to Putnam Management (remaining subject to the eighteen-month transition period, extending through November 30, 2019, during which your fund will continue to receive the benefit of any performance adjustment that reduces the management fee). Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2018. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2018. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management and PSERV have agreed to maintain these expense limitations

18 Short Duration Bond Fund

until at least February 28, 2021. The support of Putnam Management and PSERV for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2018. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2018 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, and the Trustees also considered the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality

Short Duration Bond Fund 19

personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, after a strong start to the year, 2018 was a mixed year for The Putnam Funds, with the Putnam open-end Funds’ performance, on an asset-weighted basis, ranking in the 54th percentile of their Lipper Inc. (“Lipper”) peers (excluding those Putnam funds that are evaluated based on their total returns versus selected investment benchmarks). The Trustees also noted that The Putnam Funds were ranked by the Barron’s/Lipper Fund Families survey as the 41st-best performing mutual fund complex out of 57 complexes for the one-year period ended December 31, 2018 and the 29th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2018. The Trustees observed that The Putnam Funds’ performance over the longer-term continued to be strong, ranking 6th out of 49 mutual fund complexes in the survey over the ten-year period ended 2018. In addition, the Trustees noted that 22 of the funds were four- or five-star rated by Morningstar Inc. at the end of 2018. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2018 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2018. Your fund’s class A shares’ return net of fees and expenses was positive and slightly trailed the return of its benchmark over the one-year period ended December 31, 2018, and was positive and exceeded the return of its benchmark over the three-year and five-year periods ended December 31, 2018. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered that your fund’s name, investment objective, and investment strategies had changed in 2018, and that your fund was operating under its previous name, investment objective, and investment strategies during the periods for which the Trustees were reviewing the fund’s performance. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management had made selective hires in 2018 to strengthen its investment team.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the

20 Short Duration Bond Fund

assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Short Duration Bond Fund 21

Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Short Duration Bond Fund

Report of Independent Registered Public Accounting Firm

Shareholders and the Board of Trustees
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Short Duration Bond Fund (the “fund”), a series of the Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 13, 2019

Short Duration Bond Fund 23

The fund’s portfolio 10/31/19

	Principal
CORPORATE BONDS AND NOTES (48.7%)*	amount	Value
Banking (11.8%)
ANZ New Zealand Int’l, Ltd./London 144A company guaranty sr.
unsec. FRN (BBA LIBOR USD 3 Month + 1.00%), 2.94%, 1/25/22
(United Kingdom)	$2,060,000	$2,083,198
Bank of America Corp. sr. unsec. unsub. FRN 3.55%, 3/5/24	2,430,000	2,530,817
Bank of America Corp. sr. unsec. unsub. FRN 2.881%, 4/24/23	2,060,000	2,095,492
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN, (BBA LIBOR
USD 3 Month + 0.65%), 2.756%, 6/25/22	1,375,000	1,381,687
Bank of America Corp. sr. unsec. unsub. FRN Ser. MTN,
2.328%, 10/1/21	440,000	441,036
Bank of America Corp. sr. unsec. unsub. notes Ser. MTN,
2.151%, 11/9/20	735,000	735,009
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.20%, 8/26/24	4,000,000	4,306,545
Bank of Montreal sr. unsec. notes Ser. MTN, 3.10%,
7/13/20 (Canada)	1,030,000	1,037,981
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	480,000	488,614
Bank of New York Mellon Corp. (The) sr. unsec. notes Ser. MTN,
1.95%, 8/23/22	2,250,000	2,255,159
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	830,000	832,223
BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5.00%, 1/15/21 (France)	825,000	854,172
BNP Paribas SA 144A sr. unsec. notes 2.95%, 5/23/22 (France)	680,000	693,141
CIT Bank NA sr. unsec. FRN Ser. BKNT, 2.969%, 9/27/25	1,000,000	1,008,125
Citibank NA sr. unsec. FRN 3.165%, 2/19/22	2,500,000	2,537,321
Citigroup, Inc. sr. unsec. FRN 4.044%, 6/1/24	5,180,000	5,484,829
Citigroup, Inc. sr. unsec. notes 2.65%, 10/26/20	845,000	850,885
Citigroup, Inc. sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 0.96%), 2.90%, 4/25/22	1,370,000	1,386,937
Citigroup, Inc. sr. unsec. unsub. notes 4.50%, 1/14/22	500,000	525,748
Citigroup, Inc. unsec. sub. notes 3.50%, 5/15/23	6,250,000	6,531,883
Citizens Financial Group, Inc. 144A unsec. sub. notes
4.15%, 9/28/22	960,000	1,000,165
Commonwealth Bank of Australia 144A sr. unsec. notes 1.75%,
11/7/19 (Australia)	500,000	499,992
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	1,145,000	1,149,001
Credit Suisse AG unsec. sub. notes 5.40%, 1/14/20	1,380,000	1,388,942
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	5,000,000	5,023,483
HSBC USA, Inc. unsec. sub. notes 5.00%, 9/27/20	5,685,000	5,828,289
JPMorgan Chase & Co. sr. unsec. FRN (BBA LIBOR USD 3 Month
+ 0.61%), 2.755%, 6/18/22	1,000,000	1,003,310
JPMorgan Chase & Co. sr. unsec. unsub. notes 2.25%, 1/23/20	1,625,000	1,625,715
JPMorgan Chase & Co. unsec. sub. notes 3.875%, 9/10/24	4,460,000	4,756,350
JPMorgan Chase & Co. unsec. sub. notes 3.375%, 5/1/23	9,250,000	9,635,322
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	805,000	806,008
Mitsubishi UFJ Financial Group, Inc. sr. unsec. notes 3.535%,
7/26/21 (Japan)	620,000	634,220

24 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (48.7%)* cont.	amount	Value
Banking cont.
National Australia Bank, Ltd., NY sr. unsec. notes 2.80%,
1/10/22 (Australia)	$2,430,000	$2,476,015
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	350,000	350,283
PNC Bank NA sr. unsec. unsub. notes 3.30%, 10/30/24	6,635,000	6,994,968
Royal Bank of Canada sr. unsec. notes Ser. GMTN, 2.125%,
3/2/20 (Canada)	1,010,000	1,010,765
Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 3.70%,
10/5/23 (Canada)	1,510,000	1,598,116
Skandinaviska Enskilda Banken AB sr. unsec. notes 2.30%,
3/11/20 (Sweden)	2,260,000	2,263,501
SunTrust Bank sr. unsec. FRN Ser. BKNT, 3.689%, 8/2/24	2,350,000	2,472,826
SunTrust Bank sr. unsec. unsub. notes Ser. BNKT, 3.20%, 4/1/24	6,655,000	6,946,670
SunTrust Banks, Inc. sr. unsec. unsub. notes 4.00%, 5/1/25	1,128,000	1,225,903
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	880,000	880,516
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN,
1.90%, 12/1/22 (Canada)	5,745,000	5,720,503
U.S. Bancorp unsec. sub. notes Ser. MTN, 3.60%, 9/11/24	3,800,000	4,041,147
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	1,290,000	1,313,982
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	580,000	580,823
US Bancorp unsec. sub. notes Ser. MTN, 2.95%, 7/15/22	1,315,000	1,349,850
Wells Fargo & Co. sr. unsec. notes Ser. GMTN, 2.60%, 7/22/20	1,395,000	1,402,015
Wells Fargo & Co. sr. unsec. unsub. notes Ser. MTN, 3.75%, 1/24/24	2,000,000	2,116,338
Wells Fargo Bank NA sr. unsec. notes Ser. BKNT, 3.625%, 10/22/21	2,060,000	2,122,744
Westpac Banking Corp. sr. unsec. unsub. notes 2.15%,
3/6/20 (Australia)	2,430,000	2,432,001
		118,710,565
Basic materials (2.3%)
Celanese US Holdings, LLC company guaranty sr. unsec. notes
3.50%, 5/8/24 (Germany)	893,000	921,931
Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4.625%, 11/15/22 (Germany)	930,000	983,392
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	1,715,000	1,740,725
DuPont de Nemours, Inc. sr. unsec. unsub. notes 3.766%, 11/15/20	1,500,000	1,527,324
Georgia-Pacific, LLC 144A company guaranty sr. unsec. notes
5.40%, 11/1/20	4,250,000	4,392,322
Glencore Funding, LLC 144A company guaranty sr. unsec. unsub.
notes 4.625%, 4/29/24	1,510,000	1,608,107
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	465,000	496,954
International Flavors & Fragrances, Inc. sr. unsec. notes
3.40%, 9/25/20	1,200,000	1,213,322
International Flavors & Fragrances, Inc. sr. unsec. unsub. notes
3.20%, 5/1/23	420,000	427,829
International Paper Co. sr. unsec. unsub. notes 4.75%, 2/15/22	524,000	551,605
Packaging Corp. of America sr. unsec. notes 3.90%, 6/15/22	3,000,000	3,117,224
Sherwin-Williams Co. (The) sr. unsec. unsub. notes 2.75%, 6/1/22	3,902,000	3,972,412
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	715,000	736,650

Short Duration Bond Fund 25

	Principal
CORPORATE BONDS AND NOTES (48.7%)* cont.	amount	Value
Basic materials cont.
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	$360,000	$365,736
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	550,000	594,000
		22,649,533
Capital goods (2.5%)
Honeywell International, Inc. sr. unsec. unsub. notes 2.15%, 8/8/22	5,000,000	5,056,934
Northrop Grumman Corp. sr. unsec. unsub. notes 2.55%, 10/15/22	5,100,000	5,181,070
Raytheon Co. sr. unsec. unsub. notes 2.50%, 12/15/22	2,910,000	2,957,891
Republic Services, Inc. sr. unsec. notes 2.50%, 8/15/24	3,000,000	3,050,013
United Technologies Corp. sr. unsec. notes 3.10%, 6/1/22	5,000,000	5,151,743
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	418,000	425,658
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 2.90%, 9/15/22	3,585,000	3,685,496
		25,508,805
Communication services (5.3%)
American Tower Corp. sr. unsec. sub. notes 3.00%, 6/15/23 R	1,000,000	1,027,171
American Tower Corp. sr. unsec. unsub. notes 3.50%, 1/31/23 R	3,500,000	3,640,342
AT&T, Inc. sr. unsec. unsub. notes 4.45%, 4/1/24	4,250,000	4,606,415
AT&T, Inc. sr. unsec. unsub. notes 3.80%, 3/1/24	6,639,000	7,020,301
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	665,000	692,431
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
notes 4.50%, 2/1/24	5,500,000	5,916,015
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company guaranty sr.
FRN (BBA LIBOR USD 3 Month + 1.65%), 3.559%, 2/1/24	1,615,000	1,661,706
Comcast Corp. company guaranty sr. unsec. unsub. notes
3.70%, 4/15/24	9,740,000	10,416,759
Cox Communications, Inc. 144A sr. unsec. notes 3.15%, 8/15/24	3,500,000	3,619,575
Crown Castle International Corp. sr. unsec. notes 3.20%, 9/1/24 R	2,500,000	2,595,235
Crown Castle International Corp. sr. unsec. unsub. notes
3.40%, 2/15/21 R	675,000	686,178
Equinix, Inc. sr. unsec. unsub. notes 5.875%, 1/15/26 R	665,000	706,363
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21	810,000	815,063
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.125%, 4/15/25	575,000	597,454
Verizon Communications, Inc. sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 0.55%), 2.70%, 5/22/20	1,500,000	1,504,134
Verizon Communications, Inc. sr. unsec. unsub. notes
3.50%, 11/1/24	5,240,000	5,566,970
Verizon Communications, Inc. sr. unsec. unsub. notes
3.125%, 3/16/22	2,000,000	2,058,707
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)	495,000	520,988
		53,651,807

26 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (48.7%)* cont.	amount	Value
Conglomerates (0.2%)
Siemens Financieringsmaatschappij NV 144A company guaranty
sr. unsec. notes 2.20%, 3/16/20 (Netherlands)	$2,030,000	$2,029,009
		2,029,009
Consumer cyclicals (3.3%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec.
notes 2.70%, 7/26/22 (Canada)	2,300,000	2,326,947
Amazon.com, Inc. sr. unsec. notes 2.50%, 11/29/22	1,370,000	1,397,447
Autonation, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 2/1/20	825,000	831,205
BMW US Capital, LLC 144A company guaranty sr. unsec. FRN
(BBA LIBOR USD 3 Month + 0.50%), 2.676%, 8/13/21	89,000	89,167
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	700,000	701,301
CBS Corp. company guaranty sr. unsec. unsub. notes
3.375%, 3/1/22	904,000	926,346
CBS Corp. company guaranty sr. unsec. unsub. notes
2.90%, 6/1/23	1,000,000	1,017,943
Ecolab, Inc. sr. unsec. notes 4.35%, 12/8/21	2,000,000	2,101,806
Ecolab, Inc. sr. unsec. unsub. notes 2.25%, 1/12/20	1,645,000	1,645,641
Ford Motor Credit Co., LLC sr. unsec. unsub. FRN (BBA LIBOR USD
3 Month + 0.88%), 2.881%, 10/12/21	1,000,000	986,273
Fox Corp. 144A company guaranty sr. unsec. notes 4.03%, 1/25/24	2,040,000	2,180,104
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	590,000	606,225
IHS Markit, Ltd. sr. unsec. notes 3.625%, 5/1/24 (United Kingdom)	900,000	940,941
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 5.00%,
11/1/22 (United Kingdom)	1,845,000	1,972,249
Interpublic Group of Cos., Inc. (The) sr. unsec. notes 4.20%, 4/15/24	2,157,000	2,324,159
Interpublic Group of Cos., Inc. (The) sr. unsec. sub. notes
3.75%, 10/1/21	735,000	755,162
Lennar Corp. company guaranty sr. unsec. notes 4.50%, 4/30/24	1,370,000	1,448,775
Moody’s Corp. sr. unsec. unsub. notes 2.75%, 12/15/21	1,370,000	1,391,204
Omnicom Group, Inc./Omnicom Capital, Inc. sr. unsec. unsub.
notes 3.625%, 5/1/22	3,000,000	3,111,275
S&P Global, Inc. company guaranty sr. unsec. unsub. notes
3.30%, 8/14/20	2,790,000	2,819,337
Total System Services, Inc. sr. unsec. unsub. notes 4.00%, 6/1/23	3,500,000	3,700,451
		33,273,958
Consumer finance (0.9%)
Air Lease Corp. sr. unsec. sub. notes 3.50%, 1/15/22	1,375,000	1,414,018
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	5,539,000	5,946,121
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.95%), 3.082%, 6/1/21	820,000	821,693
Aviation Capital Group, LLC 144A sr. unsec. FRN (BBA LIBOR USD
3 Month + 0.67%), 2.606%, 7/30/21	660,000	658,244
		8,840,076
Consumer staples (0.7%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr. unsec.
unsub. notes 2.625%, 1/17/23	2,000,000	2,045,881
Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 3.50%, 1/12/24	3,000,000	3,178,903

Short Duration Bond Fund 27

	Principal
CORPORATE BONDS AND NOTES (48.7%)* cont.	amount	Value
Consumer staples cont.
Ashtead Capital, Inc. 144A notes 5.25%, 8/1/26	$620,000	$661,075
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	695,000	730,619
United Rentals North America, Inc. company guaranty notes
4.625%, 7/15/23	500,000	510,750
		7,127,228
Energy (2.7%)
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
3.561%, 11/1/21 (United Kingdom)	2,000,000	2,067,034
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
7.00%, 6/30/24	540,000	621,043
Energy Transfer Partners LP company guaranty sr. unsec. notes
5.875%, 1/15/24	565,000	627,320
Energy Transfer Partners LP company guaranty sr. unsec. notes
4.50%, 4/15/24	3,970,000	4,238,377
Energy Transfer Partners LP sr. unsec. unsub. notes 5.20%, 2/1/22	2,435,000	2,561,993
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,870,000	2,048,440
Occidental Petroleum Corp. sr. unsec. FRN (BBA LIBOR USD
3 Month + 1.25%), 3.437%, 8/13/21	3,000,000	3,018,990
Sabine Pass Liquefaction, LLC sr. notes 6.25%, 3/15/22	3,000,000	3,233,001
Total Capital International SA company guaranty sr. unsec. unsub.
notes 2.434%, 1/10/25 (France)	5,000,000	5,069,665
Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55%, 6/24/24	1,980,000	2,136,020
Williams Partners LP sr. unsec. notes 5.25%, 3/15/20	400,000	404,436
Williams Partners LP sr. unsec. sub. notes 4.30%, 3/4/24	665,000	706,384
		26,732,703
Financial (1.4%)
Ally Financial, Inc. sr. unsec. notes 3.875%, 5/21/24	1,489,000	1,555,112
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	5,620,000	5,608,827
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	560,000	603,400
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	715,000	787,394
UBS Group Funding (Switzerland) AG 144A company guaranty sr.
unsec. notes 3.491%, 5/23/23 (Switzerland)	5,765,000	5,936,295
		14,491,028
Health care (3.9%)
Becton Dickinson and Co. sr. unsec. notes 2.894%, 6/6/22	1,500,000	1,529,358
Becton Dickinson and Co. sr. unsec. unsub. notes 3.734%, 12/15/24	2,129,000	2,274,848
Becton Dickinson and Co. sr. unsec. unsub. notes 3.125%, 11/8/21	890,000	908,154
Bristol-Myers Squibb Co. 144A sr. unsec. notes 2.90%, 7/26/24	6,465,000	6,699,763
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26	560,000	592,760
Cigna Corp. company guaranty sr. unsec. unsub. notes
3.75%, 7/15/23	1,195,000	1,251,809
CVS Health Corp. sr. unsec. unsub. notes 3.70%, 3/9/23	2,940,000	3,065,262
DH Europe Finance II Sarl company guaranty sr. unsec. notes
2.20%, 11/15/24 (Luxembourg)	5,200,000	5,226,842
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 4.272%, 8/28/23	1,300,000	1,361,702
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 3.912%,
8/27/21 (acquired various dates from 8/14/18 to 12/21/18, cost
$1,650,533) ∆∆	1,650,000	1,694,199

28 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (48.7%)* cont.	amount	Value
Health care cont.
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	$2,030,000	$2,116,650
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	680,000	701,250
Teva Pharmaceutical Finance IV, LLC company guaranty sr. unsec.
unsub. notes 2.25%, 3/18/20 (Israel)	1,000,000	987,500
UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.35%, 7/15/22	3,500,000	3,633,453
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.375%, 8/15/24	2,000,000	2,027,106
Zoetis, Inc. sr. unsec. notes 3.25%, 2/1/23	2,500,000	2,582,118
Zoetis, Inc. sr. unsec. notes 3.25%, 8/20/21	1,030,000	1,051,635
Zoetis, Inc. sr. unsec. unsub. notes 3.45%, 11/13/20	1,400,000	1,417,471
		39,121,880
Insurance (3.2%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	445,000	445,717
Fairfax US, Inc. 144A company guaranty sr. unsec. notes
4.875%, 8/13/24	2,157,000	2,302,192
Liberty Mutual Group, Inc. 144A company guaranty sr. unsec. notes
5.00%, 6/1/21	1,590,000	1,648,919
Marsh & McLennan Cos., Inc. sr. unsec. sub. FRN (BBA LIBOR USD
3 Month + 1.20%), 3.304%, 12/29/21	45,000	45,056
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	2,000,000	2,135,396
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.50%, 12/29/20	1,000,000	1,017,578
Marsh & McLennan Cos., Inc. sr. unsec. unsub. notes 2.75%, 1/30/22	1,000,000	1,014,303
MassMutual Global Funding II 144A sr. notes 2.50%, 10/17/22	2,000,000	2,029,855
Metropolitan Life Global Funding I 144A notes 2.50%, 12/3/20	6,000,000	6,045,597
Metropolitan Life Global Funding I 144A sr. notes 3.00%, 1/10/23	1,085,000	1,116,506
New York Life Global Funding 144A notes 2.30%, 6/10/22	4,000,000	4,041,067
New York Life Global Funding 144A notes 1.70%, 9/14/21	4,355,000	4,340,896
Pricoa Global Funding I 144A notes 2.40%, 9/23/24	5,000,000	5,060,277
Protective Life Global Funding 144A notes 2.262%, 4/8/20	475,000	475,679
		31,719,038
Investment banking/Brokerage (2.5%)
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN (BBA LIBOR
USD 3 Month + 1.17%), 3.328%, 11/15/21	2,425,000	2,442,523
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. FRN
2.876%, 10/31/22	2,000,000	2,027,320
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.625%, 2/20/24	8,700,000	9,145,450
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
3.00%, 4/26/22	2,265,000	2,295,036
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
2.60%, 12/27/20	455,000	455,439
Morgan Stanley sr. unsec. unsub. FRN (BBA LIBOR USD 3 Month
+ 1.18%), 3.146%, 1/20/22	2,200,000	2,222,735
Morgan Stanley sr. unsec. unsub. notes 2.75%, 5/19/22	2,180,000	2,213,673
Morgan Stanley unsec. sub. notes 4.875%, 11/1/22	4,185,000	4,489,066
		25,291,242
Real estate (0.1%)
Digital Realty Trust LP company guaranty sr. unsec. notes
4.75%, 10/1/25 R	1,000,000	1,109,116
		1,109,116

Short Duration Bond Fund 29

	Principal
CORPORATE BONDS AND NOTES (48.7%)* cont.	amount	Value
Technology (4.5%)
Alphabet, Inc. sr. unsec. notes 3.375%, 2/25/24	$4,302,000	$4,578,454
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	6,000,000	6,234,479
Apple, Inc. sr. unsec. notes 2.10%, 9/12/22	670,000	676,252
Apple, Inc. sr. unsec. unsub. notes 2.40%, 5/3/23	2,200,000	2,239,283
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.625%, 1/15/24	4,925,000	5,070,311
Broadcom Corp./Broadcom Cayman Finance, Ltd. company
guaranty sr. unsec. unsub. notes 3.00%, 1/15/22	1,625,000	1,646,019
Cisco Systems, Inc. sr. unsec. unsub. notes 2.60%, 2/28/23	1,625,000	1,665,098
Cisco Systems, Inc. sr. unsec. unsub. notes 1.85%, 9/20/21	2,745,000	2,749,140
Dell International, LLC/EMC Corp. 144A company guaranty sr.
notes 4.00%, 7/15/24	1,500,000	1,571,049
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. notes 4.42%, 6/15/21	2,425,000	2,504,390
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	650,000	689,163
Fidelity National Information Services, Inc. sr. unsec. unsub. notes
4.50%, 10/15/22	3,949,000	4,207,096
Fiserv, Inc. sr. unsec. notes 4.75%, 6/15/21	500,000	521,838
Fiserv, Inc. sr. unsec. notes 2.75%, 7/1/24	2,000,000	2,044,752
Fiserv, Inc. sr. unsec. sub. notes 3.80%, 10/1/23	1,625,000	1,722,271
Microchip Technology, Inc. company guaranty sr. notes
4.333%, 6/1/23	1,055,000	1,116,278
Microsoft Corp. sr. unsec. unsub. notes 2.375%, 2/12/22	3,240,000	3,287,212
Salesforce.com, Inc. sr. unsec. unsub. notes 3.25%, 4/11/23	3,000,000	3,128,968
		45,652,053
Transportation (0.5%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec.
notes 2.70%, 11/1/24	5,000,000	5,050,158
		5,050,158
Utilities and power (2.9%)
AES Corp./Virginia (The) sr. unsec. unsub. notes 4.50%, 3/15/23	730,000	746,425
American Electric Power Co., Inc. sr. unsec. unsub. notes Ser. I,
3.65%, 12/1/21	1,585,000	1,637,207
American Transmission Systems, Inc. 144A sr. unsec. notes
5.25%, 1/15/22	3,705,000	3,940,420
Consolidated Edison, Inc. sr. unsec. unsub. notes Ser. A,
2.00%, 3/15/20	440,000	440,008
Duke Energy Carolinas, LLC sr. notes 3.35%, 5/15/22	2,615,000	2,711,302
Duke Energy Ohio, Inc. sr. notes 3.80%, 9/1/23	478,000	508,612
Emera US Finance LP company guaranty sr. unsec. notes
2.70%, 6/15/21	650,000	655,732
Enterprise Products Operating, LLC company guaranty sr. unsec.
unsub. notes 3.35%, 3/15/23	4,660,000	4,826,431
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
notes 3.50%, 3/1/21	675,000	685,373
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 4.30%, 5/1/24	2,000,000	2,136,799
Kinder Morgan Energy Partners LP company guaranty sr. unsec.
unsub. notes 3.45%, 2/15/23	2,150,000	2,221,932

30 Short Duration Bond Fund

	Principal
CORPORATE BONDS AND NOTES (48.7%)* cont.	amount	Value
Utilities and power cont.
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec.
unsub. notes 2.403%, 9/1/21	$3,500,000	$3,526,715
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	795,000	824,685
Pennsylvania Electric Co. sr. unsec. unsub. notes 5.20%, 4/1/20	600,000	607,439
Southern Co. (The) sr. unsec. unsub. notes 2.35%, 7/1/21	1,965,000	1,976,574
Vistra Operations Co., LLC 144A sr. notes 3.55%, 7/15/24	2,000,000	2,048,276
		29,493,930
Total corporate bonds and notes (cost $480,430,783)		$490,452,129

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)*	amount	Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR)
+ 24.42%), 17.375%, 5/15/35	$13,794	$20,691
REMICs Ser. 3724, Class CM, 5.50%, 6/15/37	27,353	31,080
REMICs Ser. 3539, Class PM, 4.50%, 5/15/37	10,753	11,347
REMICs Ser. 3609, Class LK, 2.00%, 12/15/24	3,020	3,013
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO,
0.424%, 11/15/28 W	57,543	794
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO,
0.282%, 10/25/43 W	191,856	1,880
Structured Pass-Through Certificates Ser. 48, Class A2, IO,
0.212%, 7/25/33 W	302,831	2,180
Federal National Mortgage Association
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR)
+ 20.25%), 14.782%, 8/25/35	77,171	103,772
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
9.255%, 5/25/40	118,536	142,291
REMICs Ser. 05-68, Class PC, 5.50%, 7/25/35	4,015	4,064
REMICs Ser. 11-60, Class PA, 4.00%, 10/25/39	10,921	11,365
REMICs Ser. 03-43, Class YA, 4.00%, 3/25/33	72,212	72,448
REMICs Ser. 10-155, Class A, 3.50%, 9/25/25	2,511	2,510
REMICs Ser. 10-81, Class AP, 2.50%, 7/25/40	47,048	46,755
REMICs Trust Ser. 98-W2, Class X, IO, 1.615%, 6/25/28 W	379,507	12,334
REMICs Trust Ser. 98-W5, Class X, IO, 0.754%, 7/25/28 W	109,429	3,152
Government National Mortgage Association
Ser. 09-32, Class AB, 4.00%, 5/16/39	15,160	16,228
Ser. 10-151, Class KO, PO, zero %, 6/16/37	91,039	80,125
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	10,777	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	32,138	122
FRB Ser. 98-3, IO, zero %, 9/19/27 W	14,031	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	25,096	—
		566,151
Commercial mortgage-backed securities (12.6%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.211%, 1/15/49 W	210,746	101
BANK FRB Ser. 17-BNK9, Class XA, IO, 0.814%, 11/15/54 W	9,625,974	512,152

Short Duration Bond Fund 31

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.45%, 1/12/45 W	$551,000	$487,635
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.775%, 3/11/39 W	553,555	276,778
FRB Ser. 06-T22, Class E, 5.728%, 4/12/38 W	1,499,000	1,541,668
CD Commercial Mortgage Trust
FRB Ser. 16-CD1, Class XA, IO, 1.412%, 8/10/49 W	9,486,877	707,057
FRB Ser. 17-CD6, Class XA, IO, 0.965%, 11/13/50 W	20,518,908	1,105,569
FRB Ser. 16-CD2, Class XA, IO, 0.674%, 11/10/49 W	87,273,172	2,979,296
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO,
1.712%, 5/10/58 W	33,291,348	2,945,951
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.741%, 12/15/47 W	275,000	288,750
Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026%, 5/10/47	310,000	329,043
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.537%, 12/10/44 W	686,000	716,803
FRB Ser. 14-CR17, Class C, 4.786%, 5/10/47 W	577,000	615,947
Ser. 13-LC6, Class AM, 3.282%, 1/10/46	911,000	937,940
FRB Ser. 13-LC13, Class XA, IO, 1.15%, 8/10/46 W	5,240,660	183,266
FRB Ser. 14-LC15, Class XA, IO, 1.103%, 4/10/47 W	19,653,285	790,062
FRB Ser. 14-CR20, Class XA, IO, 1.035%, 11/10/47 W	59,743,479	2,591,672
FRB Ser. 14-CR17, Class XA, IO, 0.983%, 5/10/47 W	4,897,640	184,994
FRB Ser. 15-CR26, Class XA, IO, 0.952%, 10/10/48 W	44,816,580	2,061,473
FRB Ser. 15-LC21, Class XA, IO, 0.765%, 7/10/48 W	63,773,623	1,913,209
FRB Ser. 14-CR14, Class XA, IO, 0.617%, 2/10/47 W	25,002,317	584,804
COMM Mortgage Trust 144A
FRB Ser. 10-C1, Class D, 6.107%, 7/10/46 W	502,000	513,462
Ser. 12-CR5, Class AM, 3.223%, 12/10/45	1,751,684	1,796,912
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 5.803%, 2/15/41 W	497,986	351,877
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.002%, 5/15/38 W	200,906	5,012
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO,
0.861%, 4/15/50 W	21,948,402	812,348
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.784%, 12/15/49 W	38,544,495	1,574,255
DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.53%, 7/10/44 W	2,289,000	2,385,612
FRB Ser. 11-LC3A, Class D, 5.334%, 8/10/44 W	2,735,000	2,840,626
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates FRB Ser. KC05,
Class X1, IO, 1.204%, 6/25/27	30,000,000	2,024,310
Multifamily Structured Pass-Through Certificates FRB Ser. K048,
Class X1, IO, 0.247%, 6/25/25 W	255,888,967	3,267,702
GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.41%, 6/10/48 W	497,508	298,505
GS Mortgage Securities Corp., II FRB Ser. 13-GC10, Class XA, IO,
1.504%, 2/10/46 W	13,126,888	565,506

32 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 4.99%, 1/10/47 W	$748,000	$757,948
FRB Ser. 14-GC22, Class C, 4.691%, 6/10/47 W	565,000	597,075
Ser. 12-GCJ7, Class AS, 4.085%, 5/10/45	3,000,000	3,112,500
FRB Ser. 13-GC12, Class XA, IO, 1.421%, 6/10/46 W	6,764,314	277,777
FRB Ser. 15-GC30, Class XA, IO, 0.822%, 5/10/50 W	38,493,346	1,193,117
FRB Ser. 14-GC24, Class XA, IO, 0.741%, 9/10/47 W	78,339,933	2,365,866
GS Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.051%, 8/10/43 W	1,431,000	1,446,767
FRB Ser. 11-GC3, Class C, 5.637%, 3/10/44 W	927,000	960,314
FRB Ser. 11-GC3, Class D, 5.637%, 3/10/44 W	2,547,000	2,644,412
FRB Ser. 11-GC5, Class B, 5.39%, 8/10/44 W	1,470,000	1,535,055
FRB Ser. 11-GC5, Class C, 5.39%, 8/10/44 W	1,358,000	1,405,428
Ser. 11-GC5, Class AS, 5.209%, 8/10/44 W	1,174,000	1,225,643
FRB Ser. 10-C2, Class D, 5.18%, 12/10/43 W	2,815,000	2,891,498
Ser. 10-C1, Class B, 5.148%, 8/10/43	2,490,000	2,528,807
Ser. 12-GC6, Class AS, 4.948%, 1/12/45	2,500,000	2,625,000
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C14, Class C, 4.702%, 8/15/46 W	709,000	746,124
Ser. 13-C17, Class AS, 4.458%, 1/15/47	241,000	261,286
FRB Ser. 13-C12, Class C, 4.10%, 7/15/45 W	3,000,000	3,134,766
FRB Ser. 15-C31, Class XA, IO, 0.916%, 8/15/48 W	18,276,731	709,260
FRB Ser. 14-C22, Class XA, IO, 0.852%, 9/15/47 W	8,141,884	270,909
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 12-C6, Class B, 4.819%, 5/15/45 W	2,113,444	2,223,954
Ser. 12-C6, Class AS, 4.117%, 5/15/45	494,000	514,710
FRB Ser. 16-JP2, Class XA, IO, 1.829%, 8/15/49 W	20,619,933	2,037,538
FRB Ser. 13-C10, Class XA, IO, 0.984%, 12/15/47 W	8,370,973	226,853
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C2, Class D, 5.599%, 11/15/43 W	1,792,000	1,815,056
FRB Ser. 12-C6, Class E, 5.158%, 5/15/45 W	898,000	862,777
FRB Ser. 12-LC9, Class D, 4.401%, 12/15/47 W	173,000	178,733
LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class AJ, 5.452%, 9/15/39 W	168,835	98,511
FRB Ser. 07-C2, Class XW, IO, 0.163%, 2/15/40 W	21,935	2
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	1,210,071	32
ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4, Class XC,
IO, 0.561%, 12/12/49 W	843,476	3,339
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C9, Class C, 4.035%, 5/15/46 W	1,400,000	1,462,891
Ser. 12-C6, Class B, 3.93%, 11/15/45	2,636,000	2,732,240
FRB Ser. 13-C7, Class XA, IO, 1.349%, 2/15/46 W	26,288,754	927,730
FRB Ser. 14-C17, Class XA, IO, 1.11%, 8/15/47 W	6,341,094	248,786
FRB Ser. 15-C26, Class XA, IO, 1.03%, 10/15/48 W	37,159,247	1,792,023
FRB Ser. 17-C34, Class XA, IO, 0.817%, 11/15/52 W	77,952,338	3,995,619
FRB Ser. 16-C32, Class XA, IO, 0.735%, 12/15/49 W	102,467,708	4,258,937
Morgan Stanley Bank of America Merrill Lynch Trust 144A FRB
Ser. 13-C7, Class XB, IO, 0.335%, 2/15/46 W	24,165,000	248,900

Short Duration Bond Fund 33

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 05-T19, Class D, 5.289%, 6/12/47 W	$240,924	$242,850
FRB Ser. 18-H4, Class XA, IO, 0.865%, 12/15/51 W	34,264,521	2,224,699
Morgan Stanley Capital I Trust 144A
FRB Ser. 05-IQ10, Class E, 5.719%, 9/15/42 W	2,074,021	2,108,848
Ser. 12-C4, Class C, 5.419%, 3/15/45 W	245,060	254,509
Ser. 12-C4, Class B, 5.213%, 3/15/45 W	1,450,000	1,533,375
FRB Ser. 12-C4, Class XA, IO, 2.075%, 3/15/45 W	1,562,681	58,786
UBS Commercial Mortgage Trust
Ser. 12-C1, Class AS, 4.171%, 5/10/45	1,500,000	1,561,695
FRB Ser. 17-C7, Class XA, IO, 1.06%, 12/15/50 W	8,088,595	526,072
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.031%, 8/10/49 W	418,000	440,289
FRB Ser. 12-C2, Class D, 4.89%, 5/10/63 W	279,000	280,898
FRB Ser. 12-C2, Class XA, IO, 1.311%, 5/10/63 W	14,305,919	420,432
UBS-Citigroup Commercial Mortgage Trust 144A Ser. 11-C1,
Class AS, 5.154%, 1/10/45	472,000	495,562
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO,
0.306%, 11/15/48 W	1,006,028	30
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 07-C31,
IO, zero %, 4/15/47 W	2,581,848	3
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.285%, 7/15/46 W	898,000	917,588
FRB Ser. 16-BNK1, Class XA, IO, 1.767%, 8/15/49 W	6,631,692	637,306
FRB Ser. 16-C37, Class XA, IO, 0.991%, 12/15/49 W	8,012,136	339,715
FRB Ser. 15-C27, Class XA, IO, 0.895%, 2/15/48 W	7,169,163	249,534
FRB Ser. 15-LC20, Class XB, IO, 0.479%, 4/15/50 W	10,567,000	257,201
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 10-C1, Class C, 5.596%, 11/15/43 W	2,466,000	2,517,202
FRB Ser. 13-LC12, Class D, 4.285%, 7/15/46 W	964,000	901,748
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C16, Class AS, 4.668%, 9/15/46 W	1,257,000	1,357,635
Ser. 13-C18, Class AS, 4.387%, 12/15/46 W	491,000	529,367
FRB Ser. 12-C10, Class C, 4.37%, 12/15/45 W	267,000	267,525
Ser. 12-C8, Class B, 4.311%, 8/15/45	3,015,000	3,150,223
Ser. 13-UBS1, Class AS, 4.306%, 3/15/46 W	360,000	385,336
Ser. 12-C8, Class AS, 3.66%, 8/15/45	1,284,000	1,330,736
Ser. 13-C12, Class AS, 3.56%, 3/15/48	395,000	409,753
Ser. 13-C11, Class AS, 3.311%, 3/15/45	433,000	445,600
FRB Ser. 14-C22, Class XA, IO, 0.813%, 9/15/57 W	28,744,043	935,532
FRB Ser. 14-C23, Class XA, IO, 0.569%, 10/15/57 W	81,177,694	2,022,124
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class C, 5.665%, 11/15/44 W	2,494,000	2,632,307
FRB Ser. 11-C2, Class D, 5.652%, 2/15/44 W	3,652,000	3,740,656
Ser. 11-C4, Class D, 5.23%, 6/15/44 W	1,324,000	1,336,777
Ser. 11-C4, Class E, 5.23%, 6/15/44 W	40,000	40,085
		127,060,478

34 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) (16.3%)
Angel Oak Mortgage Trust I, LLC 144A
Ser. 19-1, Class A3, 4.124%, 11/25/48 W	$1,517,032	$1,561,481
FRB Ser. 17-2, Class A1, 2.478%, 7/25/47 W	85,765	85,576
Angel Oak Mortgage Trust, LLC 144A FRB Ser. 17-1, Class A1,
2.81%, 1/25/47 W	341,611	341,714
Arroyo Mortgage Trust 144A
Ser. 19-1, Class A3, 4.208%, 1/25/49 W	2,488,546	2,532,873
Ser. 19-3, Class A3, 3.416%, 10/25/48 W	657,755	658,977
BankUnited Trust FRB Ser. 05-1, Class 1A1, (1 Month US LIBOR
+ 0.60%), 2.423%, 9/25/45	205,305	198,120
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class M1, (1 Month US LIBOR + 1.70%), 3.523%,
10/25/27 (Bermuda)	202,954	203,461
FRB Ser. 18-2A, Class M1B, (1 Month US LIBOR + 1.35%), 3.173%,
8/25/28 (Bermuda)	324,000	324,486
FRB Ser. 18-3A, Class M1A, (1 Month US LIBOR + 1.20%), 3.023%,
10/25/28 (Bermuda)	591,633	591,096
BRAVO Residential Funding Trust 144A Ser. 19-NQM1, Class A3,
2.996%, 7/25/59 W	448,728	448,868
Citigroup Mortgage Loan Trust, Inc. FRB Ser. 05-2, Class 1A2A,
4.89%, 5/25/35 W	246,443	256,082
COLT Funding, LLC 144A Ser. 19-4, Class A3, 2.988%, 11/25/49 W	3,970,443	3,972,925
COLT Mortgage Loan Trust 144A
Ser. 19-1, Class A3, 4.088%, 3/25/49 W	751,848	760,269
Ser. 18-2, Class A1, 3.47%, 7/27/48 W	328,270	334,835
Ser. 18-1, Class A1, 2.93%, 2/25/48 W	68,354	68,354
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 2.443%, 4/25/35	164,472	145,555
CSMC Trust 144A
FRB Ser. 12-4R, Class 7A2, 4.246%, 1/27/36 W	87,515	87,483
Ser. 18-RPL7, Class A1, 4.00%, 8/26/58	711,600	712,489
Deephaven Residential Mortgage Trust 144A
Ser. 18-2A, Class A1, 3.479%, 4/25/58 W	890,705	894,980
FRB Ser. 17-3A, Class A1, 2.577%, 10/25/47 W	1,112,017	1,112,795
Eagle Re, Ltd 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 3.00%), 4.823%, 11/25/28	600,000	601,688
Eagle Re, Ltd. 144A
FRB Ser. 19-1, Class M1B, (1 Month US LIBOR + 1.80%), 3.623%,
4/25/29 (Bermuda)	2,000,000	2,001,250
FRB Ser. 18-1, Class M1, (1 Month US LIBOR + 1.70%),
3.523%, 11/25/28	592,803	594,894
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.573%, 10/25/24	181,443	192,038
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3,
(1 Month US LIBOR + 4.70%), 6.523%, 4/25/28	1,000,000	1,100,459
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
(1 Month US LIBOR + 4.65%), 6.473%, 10/25/28	5,427,221	5,814,769
Structured Agency Credit Risk Debt FRN Ser. 14-HQ1, Class M3,
(1 Month US LIBOR + 4.10%), 5.923%, 8/25/24	2,267,759	2,395,307

Short Duration Bond Fund 35

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class M3,
(1 Month US LIBOR + 3.90%), 5.723%, 12/25/27	$4,200,000	$4,357,614
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M3,
(1 Month US LIBOR + 3.75%), 5.573%, 9/25/24	633,000	683,064
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class M2,
(1 Month US LIBOR + 3.25%), 5.073%, 7/25/29	2,000,000	2,094,734
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M2,
(1 Month US LIBOR + 2.85%), 4.673%, 4/25/28	1,206,775	1,223,908
Structured Agency Credit Risk Debt FRN Ser. 14-HQ2, Class M2,
(1 Month US LIBOR + 2.20%), 4.023%, 9/25/24	1,760,612	1,782,035
Structured Agency Credit Risk Debt FRN Ser. 14-DN1, Class M2,
(1 Month US LIBOR + 2.20%), 4.023%, 2/25/24	1,007,663	1,020,867
Structured Agency Credit Risk Debt FRN Ser. 15-HQ2, Class M2,
(1 Month US LIBOR + 1.95%), 3.773%, 5/25/25	702,959	711,174
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2,
(1 Month US LIBOR + 2.65%), 4.473%, 1/25/49	1,760,000	1,784,753
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2,
(1 Month US LIBOR + 2.45%), 4.273%, 3/25/49	240,000	241,557
Structured Agency Credit Risk Trust FRB Ser. 19-HQA1, Class M2,
(1 Month US LIBOR + 2.35%), 4.173%, 2/25/49	412,000	415,120
Structured Agency Credit Risk Debt FRN Ser. 18-HRP2, Class M2,
(1 Month US LIBOR + 1.25%), 3.073%, 2/25/47	1,600,000	1,600,936
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 2M2,
(1 Month US LIBOR + 6.95%), 8.773%, 8/25/28	3,376,433	3,640,674
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2,
(1 Month US LIBOR + 6.75%), 8.573%, 8/25/28	7,356,893	8,123,040
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2,
(1 Month US LIBOR + 6.00%), 7.823%, 9/25/28	6,251,883	6,807,101
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 7.723%, 10/25/28	352,150	379,632
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.523%, 4/25/28	1,472,162	1,604,592
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
(1 Month US LIBOR + 5.55%), 7.373%, 4/25/28	800,325	853,074
Connecticut Avenue Securities FRB Ser. 13-C01, Class M2,
(1 Month US LIBOR + 5.25%), 7.073%, 10/25/23	3,172,765	3,497,932
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.823%, 7/25/25	11,033	11,724
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2,
(1 Month US LIBOR + 5.00%), 6.823%, 11/25/24	4,280,723	4,557,073
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2,
(1 Month US LIBOR + 4.90%), 6.723%, 11/25/24	2,364,268	2,582,078
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.373%, 2/25/25	444,333	458,652
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2,
(1 Month US LIBOR + 4.40%), 6.223%, 1/25/24	3,427,744	3,715,612
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.073%, 1/25/29	1,920,000	2,023,711

36 Short Duration Bond Fund

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 5.823%, 5/25/25	$503,879	$523,652
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 5.373%, 7/25/29	5,585,000	5,838,297
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 4.723%, 7/25/24	2,313,397	2,409,323
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.423%, 5/25/24	2,463,628	2,569,181
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2,
(1 Month US LIBOR + 2.60%), 4.423%, 5/25/24	3,232,397	3,347,996
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED3,
(1 Month US LIBOR + 1.35%), 3.173%, 9/25/29	4,000,000	4,005,272
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1,
(1 Month US LIBOR + 1.25%), 3.073%, 7/25/29	6,000,000	5,953,584
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2,
(1 Month US LIBOR + 1.00%), 2.823%, 5/25/30	4,910,716	4,886,329
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2ED4,
(1 Month US LIBOR + 0.85%), 2.673%, 9/25/29	2,300,000	2,284,309
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M1,
(1 Month US LIBOR + 0.75%), 2.573%, 12/25/30	584,696	584,696
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2,
(1 Month US LIBOR + 2.45%), 4.273%, 7/25/31	1,000,000	1,007,852
Connecticut Avenue Securities Trust FRB Ser. 19-R07, Class 1M2,
(1 Month US LIBOR + 0.00%), 3.923%, 10/25/39	2,140,000	2,140,043
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1M1,
(1 Month US LIBOR + 0.85%), 2.673%, 8/25/31	276,493	276,559
First Franklin Mortgage Loan Trust FRB Ser. 06-FF15, Class A5,
(1 Month US LIBOR + 0.16%), 1.983%, 11/25/36	1,738,395	1,695,283
FWD Securitization Trust 144A Ser. 19-INV1, Class A3,
3.11%, 6/25/49 W	3,236,092	3,262,757
Galton Funding Mortgage Trust 144A
Ser. 18-2, Class A41, 4.50%, 10/25/58 W	850,420	872,503
Ser. 18-1, Class A43, 3.50%, 11/25/57 W	488,480	493,523
GCAT, LLC 144A Ser. 19-NQM1, Class A2, 3.241%, 2/25/59	2,754,643	2,766,809
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 2.003%, 5/25/36	569,394	241,748
Home Re, Ltd. 144A FRB Ser. 18-1, Class M1, (1 Month US LIBOR
+ 1.60%), 3.423%, 10/25/28 (Bermuda)	1,551,780	1,545,961
Homeward Opportunities Fund I Trust 144A
Ser. 18-2, Class A2, 4.137%, 11/25/58 W	1,204,525	1,220,092
Ser. 18-1, Class A1, 3.78%, 6/25/48 W	837,114	842,848
Legacy Mortgage Asset Trust 144A Ser. 19-GS7, Class A1,
3.25%, 6/25/59	5,030,000	5,032,515
Merrill Lynch Mortgage Investors Trust FRB Ser. 05-A2, Class A2,
4.432%, 2/25/35 W	90,356	94,098
Morgan Stanley Resecuritization Trust 144A
Ser. 15-R4, Class CB1, 2.843%, 8/26/47 W	1,265,000	1,255,558
FRB Ser. 14-R8, Class 2A, (1 Month US LIBOR + 0.16%),
2.178%, 6/26/47	246,095	246,095

Short Duration Bond Fund 37

	Principal
MORTGAGE-BACKED SECURITIES (29.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
New Residential Mortgage Loan Trust 144A
Ser. 19-NQM4, Class A3, 2.77%, 9/25/59 W	$1,984,403	$1,984,999
FRB Ser. 18-4A, Class A1M, (1 Month US LIBOR + 0.90%),
2.723%, 1/25/48	631,100	637,776
Ser. 19-NQM4, Class A2, 2.668%, 9/25/59 W	1,753,220	1,751,116
Nomura Resecuritization Trust 144A FRB Ser. 15-8R, Class 4A1,
(1 Month US LIBOR + 2.00%), 4.446%, 11/25/47	456,001	460,321
Oaktown Re II, Ltd. 144A FRB Ser. 18-1A, Class M1, (1 Month
US LIBOR + 1.55%), 3.373%, 7/25/28 (Bermuda)	599,076	599,544
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class M2, (1 Month US LIBOR
+ 4.00%), 5.823%, 4/25/27 (Bermuda)	343,282	349,933
Onslow Bay Financial, LLC Trust 144A Ser. 18-EXP1, Class 1A3,
4.00%, 4/25/48 W	1,506,336	1,531,361
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
FRB Ser. 04-WCW2, Class M3, (1 Month US LIBOR + 1.05%),
2.873%, 10/25/34	200,000	199,380
Radnor Re, Ltd. 144A
FRB Ser. 19-1, Class M2, (1 Month US LIBOR + 3.20%), 5.023%,
2/25/29 (Bermuda)	1,570,000	1,589,662
FRB Ser. 19-2, Class M1B, (1 Month US LIBOR + 1.75%), 3.573%,
6/25/29 (Bermuda)	2,000,000	1,998,750
RCO V Mortgage, LLC 144A Ser. 18-1, Class A1, 4.00%, 5/25/23	1,640,084	1,640,084
Residential Mortgage Loan Trust 144A Ser. 19-3, Class A2,
2.941%, 9/25/59 W	1,488,094	1,487,164
Starwood Mortgage Residential Trust 144A
Ser. 18-IMC1, Class A1, 3.793%, 3/25/48 W	245,293	246,835
Ser. 19-1, Class A3, 3.175%, 6/25/49 W	2,341,772	2,350,554
Ser. 19-INV1, Class A2, 2.865%, 8/25/49 W	3,172,971	3,170,987
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR7,
Class 1A1, (1 Month US LIBOR + 0.85%), 2.673%, 5/25/47	570,030	480,894
Structured Asset Securities Corp. Mortgage Loan Trust FRB
Ser. 06-AM1, Class A4, (1 Month US LIBOR + 0.16%), 1.983%, 4/25/36	41,234	41,211
Vericrest Opportunity Loan Transferee LXII, LLC 144A Ser. 17-NPL9,
Class A1, 3.125%, 9/25/47	761,287	763,494
Vericrest Opportunity Loan Transferee LXIV, LLC 144A Ser. 17-NP11,
Class A1, 3.375%, 10/25/47	766,699	766,699
Verus Securitization Trust 144A
Ser. 19-1, Class A3, 3.985%, 2/25/59 W	1,856,281	1,874,844
Ser. 19-1, Class A1, 3.73%, 2/25/59 W	1,537,783	1,556,525
Ser. 2, Class A1, 3.635%, 6/1/58 W	1,008,171	1,014,472
		164,056,969
Total mortgage-backed securities (cost $293,090,025)		$291,683,598

38 Short Duration Bond Fund

	Principal
ASSET-BACKED SECURITIES (2.0%)*	amount	Value
Finance of America Structured Securities Trust 144A Ser. 18-HB1,
Class M2, 4.087%, 9/25/28 W	$1,800,000	$1,837,260
Mello Warehouse Securitization Trust 144A
FRB Ser. 18-W1, Class A, (1 Month US LIBOR + 0.85%),
2.868%, 11/25/51	126,000	126,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR + 0.80%),
2.623%, 6/25/52	1,067,000	1,067,000
RMF Buyout Issuance Trust 144A
Ser. 18-1, Class M3, 4.448%, 11/25/28 W	517,000	527,565
Ser. 19-1, Class M3, 3.011%, 7/25/29 W	2,100,000	2,124,387
Station Place Securitization Trust 144A
FRB Ser. 19-7, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 9/24/20	3,480,000	3,480,000
FRB Ser. 19-3, Class A, (1 Month US LIBOR + 0.70%),
2.746%, 6/24/20	2,679,000	2,679,000
FRB Ser. 19-11, Class A, (1 Month US LIBOR + 0.75%),
2.572%, 10/24/20	2,814,000	2,814,000
FRB Ser. 19-WL1, Class A, (1 Month US LIBOR + 0.65%),
2.473%, 8/25/52	2,056,000	2,056,000
Toorak Mortgage Corp. 144A Ser. 19-1, Class A1, 4.336%, 3/25/22	2,500,000	2,525,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1, Class A, (1 Month
US LIBOR + 0.60%), 2.423%, 1/25/46	489,819	483,771
Total asset-backed securities (cost $19,626,824)		$19,719,983

	Principal amount/
SHORT-TERM INVESTMENTS (23.1%)*	shares	Value
Albermarle Corp. commercial paper 2.084%, 11/25/19	$2,000,000	$1,997,125
Alexandria Real Estate Equities, Inc. commercial paper
2.193%, 11/12/19	2,500,000	2,498,358
Ameren Illinois Co. commercial paper 2.104%, 11/15/19	2,000,000	1,998,275
American Electric Power Co., Inc. commercial paper
2.153%, 11/6/19	2,000,000	1,999,317
Bell Canada, Inc. commercial paper 2.158%, 12/16/19	2,000,000	1,995,009
Berkshire Hathaway Energy Co. commercial paper
2.054%, 11/18/19	1,500,000	1,498,440
CAFCO, LLC asset backed commercial paper 2.011%, 3/9/20	2,000,000	1,987,578
Canadian Natural Resources, Ltd. commercial paper
2.084%, 11/25/19	2,500,000	2,496,406
CBS Corp. commercial paper 2.153%, 11/12/19	1,000,000	999,312
Chariot Funding, LLC asset backed commercial paper
2.107%, 11/21/19	1,500,000	1,498,485
CHARTA, LLC asset backed commercial paper 2.020%, 2/14/20	3,000,000	2,984,303
Collateralized Commercial Paper V Co., LLC commercial paper
1.919%, 4/27/20	3,000,000	2,971,957
CRH America Finance, Inc. commercial paper 2.280%, 12/6/19	2,500,000	2,494,925
Diageo Capital PLC commercial paper 2.071%, 11/5/19	2,500,000	2,499,303
Enbridge US, Inc. commercial paper 2.255%, 11/15/19	2,000,000	1,998,275
ENGIE SA commercial paper 2.037%, 12/19/19	3,000,000	2,992,744
Entergy Corp. commercial paper 2.208%, 12/2/19	2,000,000	1,996,492
ERAC USA Finance, LLC commercial paper 2.259%, 11/26/19	3,000,000	2,995,602
Fortive Corp. commercial paper 2.204%, 11/12/19	2,000,000	1,998,625

Short Duration Bond Fund 39

	Principal amount/
SHORT-TERM INVESTMENTS (23.1%)* cont.		shares	Value
LMA-Americas, LLC asset backed commercial paper
1.926%, 3/24/20		$2,000,000	$1,985,283
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.131%, 12/6/19		2,000,000	1,996,468
Mid-America Apartments LP commercial paper 2.133%, 11/7/19		2,500,000	2,499,003
Old Line Funding, LLC asset backed commercial paper
1.928%, 4/23/20		2,500,000	2,476,390
Omnicom Capital Inc. commercial paper 2.123%, 11/7/19		1,000,000	999,601
PPL Capital Funding, Inc. commercial paper 2.164%, 11/8/19		2,000,000	1,999,088
Putnam Short Term Investment Fund 1.98% L	Shares	165,612,052	165,612,052
Southern Co. Gas Capital Corp. commercial paper
2.022%, 11/12/19		$1,500,000	1,498,969
Stanley Black & Decker, Inc. commercial paper 1.972%, 11/1/19		3,000,000	2,999,840
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.75% P	Shares	120,000	120,000
U.S. Treasury Bills 2.056%, 11/21/19 §		$188,000	187,841
U.S. Treasury Bills 2.048%, 12/5/19 §		571,000	570,195
U.S. Treasury Bills 1.977%, 11/14/19 §		714,000	713,616
U.S. Treasury Bills 1.905%, 11/7/19 ∆ §		599,000	598,841
Victory Receivables Corp. asset backed commercial paper
2.161%, 12/12/19		2,000,000	1,995,772
Welltower, Inc. commercial paper 2.245%, 11/6/19		2,000,000	1,999,317
WRKCo., Inc. commercial paper 2.072%, 11/6/19		2,500,000	2,499,147
Total short-term investments (cost $232,645,244)			$232,651,954

TOTAL INVESTMENTS
Total investments (cost $1,025,792,876)			$1,034,507,664

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only

40 Short Duration Bond Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2018 through October 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,006,836,271.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,694,199, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $62,981 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $1,814,386 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $5,344,727 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/19
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$359,937,300	$421,127 E	$(199,400)	12/18/21	3 month USD-	1.58% —	$221,727
				LIBOR-BBA —	Semiannually
				Quarterly
137,657,600	176,064 E	(178,153)	12/18/24	1.45% —	3 month USD-	(2,183)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(377,553)				$219,544

E Extended effective date.

Short Duration Bond Fund 41

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$2,939	$43,000	$3,685	5/11/63	300 bp —	$(721)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,604	93,000	7,970	5/11/63	300 bp —	(2,311)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,483	186,000	15,940	5/11/63	300 bp —	(4,349)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,944	192,000	16,454	5/11/63	300 bp —	(5,398)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	(13)	30,000	114	5/11/63	200 bp —	112
Index						Monthly
CMBX NA BB.6	BB/P	28,797	117,000	18,112	5/11/63	500 bp —	10,800
Index						Monthly
CMBX NA BB.7	BB/P	9,511	74,000	4,669	1/17/47	500 bp —	4,914
Index						Monthly
Credit Suisse International
CMBX NA A.6	A/P	(795)	720,000	2,736	5/11/63	200 bp —	2,221
Index						Monthly
CMBX NA BBB–.6	BBB–/P	282	3,000	257	5/11/63	300 bp —	27
Index						Monthly
CMBX NA BBB–.7	BBB–/P	42,427	574,000	2,755	1/17/47	300 bp —	40,007
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	4,549	145,000	551	5/11/63	200 bp —	5,156
Index						Monthly
CMBX NA A.6	A/P	6,818	138,000	524	5/11/63	200 bp —	7,396
Index						Monthly
CMBX NA A.6	A/P	5,714	87,000	331	5/11/63	200 bp —	6,078
Index						Monthly
CMBX NA A.6	A/P	1,889	62,000	236	5/11/63	200 bp —	2,149
Index						Monthly
CMBX NA A.6	A/P	588	19,000	72	5/11/63	200 bp —	667
Index						Monthly
CMBX NA A.7	A-/P	1,714	34,000	813	1/17/47	200 bp —	2,540
Index						Monthly
CMBX NA BBB–.6	BBB–/P	216	2,000	171	5/11/63	300 bp —	46
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,019	37,000	3,171	5/11/63	300 bp —	870
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	9,313	44,000	6,811	5/11/63	500 bp —	2,544
Index						Monthly
CMBX NA A.6	A/P	43,939	1,910,000	7,258	5/11/63	200 bp —	51,940
Index						Monthly
CMBX NA BBB–.6	BBB–/P	265	2,000	171	5/11/63	300 bp —	94
Index						Monthly

42 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/19 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International
CMBX NA BBB–.6	BBB–/P	$89	$1,000	$86	5/11/63	300 bp —	$4
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	—	18,000	68	5/11/63	200 bp —	75
Index						Monthly
CMBX NA A.6	A/P	71	7,000	27	5/11/63	200 bp —	100
Index						Monthly
CMBX NA A.6	A/P	11	4,000	15	5/11/63	200 bp —	28
Index						Monthly
CMBX NA A.7	A-/P	(6)	6,000	143	1/17/47	200 bp —	140
Index						Monthly
CMBX NA BB.6	BB/P	9,332	38,000	5,882	5/11/63	500 bp —	3,486
Index						Monthly
CMBX NA BB.6	BB/P	18,481	75,000	11,610	5/11/63	500 bp —	6,944
Index						Monthly
CMBX NA BBB–.6	BBB–/P	242	2,000	171	5/11/63	300 bp —	72
Index						Monthly
CMBX NA BBB–.6	BBB–/P	957	9,000	771	5/11/63	300 bp —	191
Index						Monthly
Upfront premium received		220,194		Unrealized appreciation			148,601
Upfront premium (paid)		(814)		Unrealized (depreciation)			(12,779)
Total		$219,380		Total			$135,822

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2019. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(297)	$40,000	$956	1/17/47	(200 bp) —	$(1,268)
					Monthly
CMBX NA BB.7 Index	(16,751)	83,000	5,237	1/17/47	(500 bp) —	(11,594)
					Monthly
CMBX NA BB.7 Index	(7,838)	48,000	3,029	1/17/47	(500 bp) —	(4,856)
					Monthly
CMBX NA BB.7 Index	(7,539)	48,000	3,029	1/17/47	(500 bp) —	(4,557)
					Monthly

Short Duration Bond Fund 43

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(11,148)	$108,000	$5,184	9/17/58	(500 bp) —	$(6,069)
					Monthly
CMBX NA BBB–.6 Index	(15,770)	152,000	13,026	5/11/63	(300 bp) —	(2,832)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(3,989)	226,000	34,985	5/11/63	(500 bp) —	30,776
					Monthly
CMBX NA BB.7 Index	(52,019)	282,000	17,794	1/17/47	(500 bp) —	(34,499)
					Monthly
CMBX NA BB.7 Index	(42,273)	257,000	16,217	1/17/47	(500 bp) —	(26,306)
					Monthly
CMBX NA BB.9 Index	(301)	3,000	144	9/17/58	(500 bp) —	(160)
					Monthly
CMBX NA BBB–.6 Index	(49,505)	418,000	35,823	5/11/63	(300 bp) —	(13,927)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(4,910)	48,000	7,430	5/11/63	(500 bp) —	2,473
					Monthly
CMBX NA BB.7 Index	(4,086)	27,000	1,704	1/17/47	(500 bp) —	(2,408)
					Monthly
CMBX NA BB.7 Index	(15,401)	94,000	5,931	1/17/47	(500 bp) —	(9,561)
					Monthly
CMBX NA BB.7 Index	(5,685)	28,000	1,767	1/17/47	(500 bp) —	(3,946)
					Monthly
CMBX NA BBB–.7 Index	(8,458)	104,000	499	1/17/47	(300 bp) —	(8,019)
					Monthly
CMBX NA BBB–.7 Index	(135)	2,000	10	1/17/47	(300 bp) —	(126)
					Monthly
CMBX NA BBB–.7 Index	(69)	1,000	5	1/17/47	(300 bp) —	(65)
					Monthly
CMBX NA BBB–.7 Index	(68)	1,000	5	1/17/47	(300 bp) —	(64)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(64,666)	511,000	32,244	1/17/47	(500 bp) —	(32,919)
					Monthly
CMBX NA BBB–.7 Index	(15,595)	411,000	1,973	1/17/47	(300 bp) —	(13,862)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(58,463)	337,000	21,265	1/17/47	(500 bp) —	(37,525)
					Monthly
CMBX NA BBB–.7 Index	(82)	1,000	5	1/17/47	(300 bp) —	(78)
					Monthly

44 Short Duration Bond Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/19 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	$(24,622)	$122,000	$7,698	1/17/47	(500 bp) —	$(17,043)
					Monthly
CMBX NA BB.7 Index	(15,619)	81,000	5,111	1/17/47	(500 bp) —	(10,587)
					Monthly
CMBX NA BB.7 Index	(15,083)	75,000	4,733	1/17/47	(500 bp) —	(10,423)
					Monthly
Upfront premium received	—		Unrealized appreciation			33,249
Upfront premium (paid)	(440,372)		Unrealized (depreciation)			(252,694)
Total	$(440,372)		Total			$(219,445)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$19,719,983	$—
Corporate bonds and notes	—	490,452,129	—
Mortgage-backed securities	—	291,683,598	—
Short-term investments	165,732,052	66,919,902	—
Totals by level	$165,732,052	$868,775,612	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Interest rate swap contracts	$—	$597,097	$—
Credit default contracts	—	137,369	—
Totals by level	$—	$734,466	$—

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 45

Statement of assets and liabilities 10/31/19

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $860,180,824)	$868,895,612
Affiliated issuers (identified cost $165,612,052) (Note 5)	165,612,052
Cash	2,117,715
Interest and other receivables	5,476,145
Receivable for shares of the fund sold	24,972,874
Receivable for custodian fees (Note 2)	1,989
Receivable for variation margin on centrally cleared swap contracts (Note 1)	805,292
Unrealized appreciation on OTC swap contracts (Note 1)	181,850
Premium paid on OTC swap contracts (Note 1)	441,186
Total assets	1,068,504,715

LIABILITIES
Payable for investments purchased	52,311,849
Payable for shares of the fund repurchased	7,557,655
Payable for compensation of Manager (Note 2)	334,615
Payable for investor servicing fees (Note 2)	61,620
Payable for Trustee compensation and expenses (Note 2)	41,550
Payable for distribution fees (Note 2)	135,946
Payable for variation margin on centrally cleared swap contracts (Note 1)	597,745
Distributions payable to shareholders	7,048
Unrealized depreciation on OTC swap contracts (Note 1)	265,473
Premium received on OTC swap contracts (Note 1)	220,194
Collateral on certain derivative contracts, at value (Notes 1 and 8)	120,000
Other accrued expenses	14,749
Total liabilities	61,668,444

Net assets	$1,006,836,271

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,009,177,286
Total distributable earnings (Note 1)	(2,341,015)
Total — Representing net assets applicable to capital shares outstanding	$1,006,836,271

(Continued on next page)

46 Short Duration Bond Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($612,828,647 divided by 60,388,895 shares)	$10.15
Offering price per class A share (100/97.75 of $10.15)*	$10.38
Net asset value and offering price per class B share ($909,127 divided by 89,687 shares)**	$10.14
Net asset value and offering price per class C share ($20,930,082 divided by 2,067,965 shares)**	$10.12
Net asset value and redemption price per class M share ($2,139,729 divided by 211,373 shares)	$10.12
Offering price per class M share (100/99.25 of $10.12)†	$10.20
Net asset value, offering price and redemption price per class R share
($425,750 divided by 41,741 shares)	$10.20
Net asset value, offering price and redemption price per class R6 share
($4,325,825 divided by 424,498 shares)	$10.19
Net asset value, offering price and redemption price per class Y share
($365,277,111 divided by 35,936,169 shares)	$10.16

* On single retail sales of less than $100,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $250,000.

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 47

Statement of operations Year ended 10/31/19

INVESTMENT INCOME
Interest (including interest income of $2,108,034 from investments in affiliated issuers) (Note 5)	$19,959,271
Total investment income	19,959,271

EXPENSES
Compensation of Manager (Note 2)	2,170,221
Distribution fees (Note 2)	1,037,138
Other	8,928
Total expenses	3,216,287
Expense reduction (Note 2)	(4,144)
Net expenses	3,212,143

Net investment income	16,747,128

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	333,358
Swap contracts (Note 1)	(1,335,226)
Total net realized loss	(1,001,868)
Change in net unrealized appreciation on:
Securities from unaffiliated issuers	10,756,496
Swap contracts	207,131
Total change in net unrealized appreciation	10,963,627

Net gain on investments	9,961,759

Net increase in net assets resulting from operations	$26,708,887

The accompanying notes are an integral part of these financial statements.

48 Short Duration Bond Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/19	Year ended 10/31/18
Operations
Net investment income	$16,747,128	$4,780,004
Net realized gain (loss) on investments	(1,001,868)	4,659,658
Change in net unrealized appreciation (depreciation)
of investments	10,963,627	(6,073,833)
Net increase in net assets resulting from operations	26,708,887	3,365,829
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(10,019,054)	(2,281,679)
Class B	(22,552)	(27,750)
Class C	(411,595)	(258,546)
Class M	(63,764)	(48,789)
Class P	—	(1,158,490)
Class R	(12,239)	(12,772)
Class R6	(58,853)	(23,482)
Class Y	(7,199,090)	(2,434,822)
From return of capital
Class A	(364,158)	—
Class B	(820)	—
Class C	(14,960)	—
Class M	(2,318)	—
Class R	(445)	—
Class R6	(2,139)	—
Class Y	(261,663)	—
Increase (decrease) from capital share transactions (Note 4)	792,558,474	(1,161,537)
Total increase (decrease) in net assets	800,833,711	(4,042,038)

NET ASSETS
Beginning of year	206,002,560	210,044,598
End of year	$1,006,836,271	$206,002,560

The accompanying notes are an integral part of these financial statements.

Short Duration Bond Fund 49

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2019	$10.01	.28	.19	.47	(.32)	(.01)	(.33)	$10.15	4.78	$612,829.62		2.75	18
October 31, 2018	10.15	.27	(.09)	.18	(.32)	—	(.32)	10.01	1.80	105,367.65		2.67	386
October 31, 2017	10.04	.24	.11	.35	(.24)	—	(.24)	10.15	3.60	74,649.65		2.40	256
October 31, 2016	10.07	.21	(.08)	.13	(.16)	—	(.16)	10.04	1.29	90,313.62		2.11	129
October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	—	(.13)	10.07	(.49)	113,553.66		1.28	105
Class B
October 31, 2019	$10.00	.26	.19	.45	(.30)	(.01)	(.31)	$10.14	4.55	$909.82		2.62	18
October 31, 2018	10.10	.25	(.08)	.17	(.27)	—	(.27)	10.00	1.71	711.85		2.46	386
October 31, 2017	10.00	.22	.11	.33	(.23)	—	(.23)	10.10	3.34	1,212.85		2.19	256
October 31, 2016	10.03	.19	(.09)	.10	(.13)	—	(.13)	10.00	1.01	1,633.82		1.92	129
October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	—	(.11)	10.03	(.64)	1,617.86		1.09	105
Class C
October 31, 2019	$9.98	.21	.18	.39	(.24)	(.01)	(.25)	$10.12	4.00	$20,930	1.37	2.08	18
October 31, 2018	10.06	.19	(.08)	.11	(.19)	—	(.19)	9.98	1.09	12,518	1.40	1.92	386
October 31, 2017	9.95	.16	.11	.27	(.16)	—	(.16)	10.06	2.71	15,086	1.40	1.64	256
October 31, 2016	9.98	.13	(.08)	.05	(.08)	—	(.08)	9.95	.53	19,601	1.37	1.37	129
October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	—	(.05)	9.98	(1.20)	23,503	1.41	.53	105
Class M
October 31, 2019	$9.98	.28	.18	.46	(.31)	(.01)	(.32)	$10.12	4.72	$2,140.67		2.81	18
October 31, 2018	10.12	.27	(.10)	.17	(.31)	—	(.31)	9.98	1.73	1,830.70		2.65	386
October 31, 2017	10.02	.24	.10	.34	(.24)	—	(.24)	10.12	3.48	1,520.70		2.35	256
October 31, 2016	10.05	.21	(.09)	.12	(.15)	—	(.15)	10.02	1.24	1,803.67		2.08	129
October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	—	(.13)	10.05	(.53)	1,942.71		1.24	105
Class R
October 31, 2019	$10.06	.27	.17	.44	(.29)	(.01)	(.30)	$10.20	4.49	$426.87		2.64	18
October 31, 2018	10.19	.24	(.08)	.16	(.29)	—	(.29)	10.06	1.58	341.90		2.41	386
October 31, 2017	10.09	.24	.09	.33	(.23)	—	(.23)	10.19	3.36	482.90		2.33	256
October 31, 2016	10.00	.19	(.10)	.09	—	—	—	10.09	.90	286.87		1.98	129
October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	—	(.11)	10.00	(.67)	37.91		1.06	105
Class R6
October 31, 2019	$10.05	.29	.20	.49	(.34)	(.01)	(.35)	$10.19	5.01	$4,326.37		2.87	18
October 31, 2018	10.21	.30	(.09)	.21	(.37)	—	(.37)	10.05	2.08	635.40		2.94	386
October 31, 2017	10.10	.27	.11	.38	(.27)	—	(.27)	10.21	3.87	452.40		2.68	256
October 31, 2016	10.13	.24	(.09)	.15	(.18)	—	(.18)	10.10	1.55	530.37		2.38	129
October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	—	(.16)	10.13	(.22)	525.41		1.54	105

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

50 Short Duration Bond Fund	Short Duration Bond Fund 51

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From return	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
October 31, 2019	$10.02	.30	.19	.49	(.34)	(.01)	(.35)	$10.16	5.03	$365,277.37		3.01	18
October 31, 2018	10.19	.30	(.10)	.20	(.37)	—	(.37)	10.02	1.99	84,601.40		2.95	386
October 31, 2017	10.08	.27	.11	.38	(.27)	—	(.27)	10.19	3.88	70,567.40		2.71	256
October 31, 2016	10.11	.24	(.09)	.15	(.18)	—	(.18)	10.08	1.55	64,053.37		2.39	129
October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	—	(.16)	10.11	(.22)	100,119.41		1.54	105

Before June 1, 2018, the fund was managed with a materially different investment strategy and may have achieved materially different performance results under its current investment strategy from that shown for periods before that date.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

52 Short Duration Bond Fund	Short Duration Bond Fund 53

Notes to financial statements 10/31/19

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2018 through October 31, 2019.

Putnam Short Duration Bond Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a rate of current income as Putnam Management believes is consistent with preservation of capital. The fund invests in a diversified portfolio of fixed income securities. The fund’s investments may include corporate credit, including investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans and structured credit; sovereign debt, including obligations of governments in developed and emerging markets; and securitized assets, including asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. Under normal circumstances, the fund will invest at least 80% of its net assets in bonds (bonds include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. The fund normally maintains an effective duration of three years or less. Effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund may use derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes. The fund may invest in securities that are purchased in private placements, which may be illiquid because they are subject to restrictions on resale.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Effective April 27, 2018, the fund’s class P shares were fully redeemed and no longer offered. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Effective November 25, 2019, class M shares will no longer be available for purchase and will convert automatically to class A shares. Class A and class M shares are sold with a maximum front-end sales charge of 2.25% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

54 Short Duration Bond Fund

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Short Duration Bond Fund 55

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, to hedging market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the

56 Short Duration Bond Fund

underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $44,530 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $62,981 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

Short Duration Bond Fund 57

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2019, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$9,746,113	$1,183,822	$10,929,935

Distributions to shareholders Income distributions are recorded daily and paid monthly. Prior to June 1, 2019, distributions to shareholders from net investment income were recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from the expiration of a capital loss carryover and tax equalization. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $771,193 to decrease undistributed net investment income, $943,072 to decrease paid-in capital and $1,714,265 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,602,062
Unrealized depreciation	(4,006,094)
Net unrealized appreciation	8,595,968
Capital loss carryforward	(10,929,935)
Cost for federal income tax purposes	$1,026,646,162

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.37% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/–0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added

58 Short Duration Bond Fund

to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For periods beginning on June 1, 2018 through November 30, 2019, the base fee will only be adjusted downward by the amount computed by applying the performance adjustment rate to the average net assets of the fund. If the result of the computation is positive, the fund will only pay the base fee. The performance fee will be terminated effective November 30, 2019, and the fund’s management fee will be equal to 0.37% of the monthly average of the fund’s net asset value.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.37% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2021, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,144 under the expense offset arrangements.

Short Duration Bond Fund 59

Each Independent Trustee of the fund receives an annual Trustee fee, of which $607, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$850,918
Class B	1.00%	0.45%	3,499
Class C	1.00%	1.00%	174,335
Class M	1.00%	0.30%	6,190
Class R	1.00%	0.50%	2,196
Total			$1,037,138

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $23,770 and $81 from the sale of class A and class M shares, respectively, and received $177 and $189 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $204 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$716,424,397	$83,919,659
U.S. government securities (Long-term)	—	—
Total	$716,424,397	$83,919,659

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

60 Short Duration Bond Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class A	Shares	Amount	Shares	Amount
Shares sold	70,559,796	$711,823,473	7,476,701	$75,040,233
Shares issued in connection with
reinvestment of distributions	994,269	10,029,430	197,744	1,972,141
	71,554,065	721,852,903	7,674,445	77,012,374
Shares repurchased	(21,692,923)	(219,283,116)	(4,503,803)	(45,211,327)
Net increase	49,861,142	$502,569,787	3,170,642	$31,801,047

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class B	Shares	Amount	Shares	Amount
Shares sold	69,781	$704,667	8,214	$82,358
Shares issued in connection with
reinvestment of distributions	1,849	18,581	1,917	19,066
	71,630	723,248	10,131	101,424
Shares repurchased	(53,064)	(534,981)	(58,967)	(590,649)
Net increase (decrease)	18,566	$188,267	(48,836)	$(489,225)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class C	Shares	Amount	Shares	Amount
Shares sold	1,477,958	$14,836,905	172,236	$1,722,115
Shares issued in connection with
reinvestment of distributions	40,155	402,934	23,772	236,633
	1,518,113	15,239,839	196,008	1,958,748
Shares repurchased	(704,077)	(7,075,399)	(440,919)	(4,412,433)
Net increase (decrease)	814,036	$8,164,440	(244,911)	$(2,453,685)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class M	Shares	Amount	Shares	Amount
Shares sold	44,842	$450,242	45,318	$453,265
Shares issued in connection with
reinvestment of distributions	6,598	66,082	4,896	48,711
	51,440	516,324	50,214	501,976
Shares repurchased	(23,411)	(236,067)	(17,058)	(169,972)
Net increase	28,029	$280,257	33,156	$332,004

Short Duration Bond Fund 61

			YEAR ENDED 10/31/18*
Class P			Shares	Amount
Shares sold			838,043	$8,562,815
Shares issued in connection with reinvestment of distributions			116,121	1,158,490
			954,164	9,721,305
Shares repurchased			(5,469,135)	(55,171,590)
Net decrease			(4,514,971)	$(45,450,285)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R	Shares	Amount	Shares	Amount
Shares sold	26,570	$267,327	8,175	$82,378
Shares issued in connection with
reinvestment of distributions	764	7,725	924	9,252
	27,334	275,052	9,099	91,630
Shares repurchased	(19,472)	(197,549)	(22,486)	(225,589)
Net increase (decrease)	7,862	$77,503	(13,387)	$(133,959)

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	457,674	$4,658,613	44,930	$456,143
Shares issued in connection with
reinvestment of distributions	6,039	60,992	2,342	23,482
	463,713	4,719,605	47,272	479,625
Shares repurchased	(102,380)	(1,041,828)	(28,340)	(284,159)
Net increase	361,333	$3,677,777	18,932	$195,466

	YEAR ENDED 10/31/19		YEAR ENDED 10/31/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	40,193,276	$405,731,016	6,316,858	$63,493,222
Shares issued in connection with
reinvestment of distributions	737,492	7,448,098	229,805	2,295,883
	40,930,768	413,179,114	6,546,663	65,789,105
Shares repurchased	(13,434,093)	(135,578,671)	(5,035,613)	(50,752,005)
Net increase	27,496,675	$277,600,443	1,511,050	$15,037,100

* Effective April 27, 2018, the fund terminated its class P shares.

62 Short Duration Bond Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/18	cost	proceeds	income	of 10/31/19
Short-term investments
Putnam Short Term
Investment Fund*	$17,696,700	$620,269,968	$472,354,616	$2,108,034	$165,612,052
Total Short-term
investments	$17,696,700	$620,269,968	$472,354,616	$2,108,034	$165,612,052

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Centrally cleared interest rate swap contracts (notional)	$418,800,000
OTC credit default contracts (notional)	$8,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$236,021	Payables	$98,652
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	597,097*	Unrealized depreciation	—
Total		$833,118		$98,652

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Short Duration Bond Fund 63

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$8,503	$8,503
Interest rate contracts	(1,343,729)	$(1,343,729)
Total	$(1,335,226)	$(1,335,226)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as
hedging instruments under ASC 815	Swaps	Total
Credit contracts	$(170,064)	$(170,064)
Interest rate contracts	377,195	$377,195
Total	$207,131	$207,131

64 Short Duration Bond Fund

This page left blank intentionally.

Short Duration Bond Fund 65

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital, Inc. (clearing broker)	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$805,292	$—	$—	$—	$—	$—	$—	$805,292
OTC Credit default contracts — protection sold*#	—	—	125	3,016	2,714	8,001	—	267	14,123
OTC Credit default contracts — protection purchased*#	—	—	29,138	103,971	17,096	33,480	20,942	17,271	221,898
Total Assets	$—	$805,292	$29,263	$106,987	$19,810	$41,481	$20,942	$17,538	$1,041,313
Liabilities:
Centrally cleared interest rate swap contracts§	—	597,745	—	—	—	—	—	—	597,745
OTC Credit default contracts — protection sold*#	43,749	—	22,594	2,675	3,319	6,940	85	18,319	97,681
OTC Credit default contracts — protection purchased*#	—	—	971	—	—	—	—	—	971
Total Liabilities	$43,749	$597,745	$23,565	$2,675	$3,319	$6,940	$85	$18,319	$696,397
Total Financial and Derivative Net Assets	$(43,749)	$207,547	$5,698	$104,312	$16,491	$34,541	$20,857	$(781)	$344,916
Total collateral received (pledged)†##	$(43,749)	$—	$—	$104,312	$—	$—	$—	$—
Net amount	$—	$207,547	$5,698	$—	$16,491	$34,541	$20,857	$(781)
Controlled collateral received (including TBA commitments)**	$—	$—	$—	$120,000	$—	$—	$—	$—	$120,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA commitments)**	$(62,981)	$—	$—	$—	$—	$—	$—	$—	$(62,981)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for centrally cleared swap contracts, which is not included in the table above, amounted to $1,814,386.

Note 9: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

66 Short Duration Bond Fund	Short Duration Bond Fund 67

Federal tax information (Unaudited)

For the reporting period, a portion of the fund’s distribution represents a return of capital and is therefore not taxable to shareholders.

The Form 1099 that will be mailed to you in January 2020 will show the tax status of all distributions paid to your account in calendar 2019.

68 Short Duration Bond Fund

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Treasurer of the Board and Chair of the Finance Committee, The Denver Foundation. Member of the Finance Committee, the Children's Hospital of Colorado. Senior Advisor to First Reserve, an energy and private equity firm.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, an independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Head of the MIT Department of Economics from 1994 to 1998 and Director of the MIT Center for Energy and Environmental Policy Research from 1999 through 2007. From 2008 to 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Member Emeritus of the Board of Advisors of the Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Short Duration Bond Fund 69

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2019, there were 91 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

70 Short Duration Bond Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Richard T. Kircher (Born 1962)
Vice President and Chief Legal Officer	Vice President and BSA Compliance Officer
Since 2011	Since 2019
General Counsel, Putnam Investments,	Assistant Director, Operational Compliance, Putnam
Putnam Management, and Putnam Retail Management	Investments and Putnam Retail Management

James F. Clark (Born 1974)	Susan G. Malloy (Born 1957)
Vice President and Chief Compliance Officer	Vice President and Assistant Treasurer
Since 2016	Since 2007
Chief Compliance Officer and Chief Risk Officer,	Head of Accounting and Middle Office Services,
Putnam Investments and Chief Compliance Officer,	Putnam Investments and Putnam Management
Putnam Management
Denere P. Poulack (Born 1968)
Nancy E. Florek (Born 1957)	Assistant Vice President, Assistant Clerk,
Vice President, Director of Proxy Voting and Corporate	and Assistant Treasurer
Governance, Assistant Clerk, and Assistant Treasurer	Since 2004
Since 2000
Janet C. Smith (Born 1965)
Michael J. Higgins (Born 1976)	Vice President, Principal Financial Officer, Principal
Vice President, Treasurer, and Clerk	Accounting Officer, and Assistant Treasurer
Since 2010	Since 2007
Head of Fund Administration Services,
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management
Executive Vice President, Principal Executive Officer,
and Compliance Liaison	Mark C. Trenchard (Born 1962)
Since 2004	Vice President
Since 2002
Director of Operational Compliance, Putnam
Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

Short Duration Bond Fund 71

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

72 Short Duration Bond Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Jonathan S. Horwitz
	Katinka Domotorffy	Executive Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Executive Officer,
Putnam Investments Limited	Paul L. Joskow	and Compliance Liaison
16 St James’s Street	Robert E. Patterson
London, England SW1A 1ER	George Putnam, III	Richard T. Kircher
	Robert L. Reynolds	Vice President and BSA
The Putnam Advisory Company, LLC	Manoj P. Singh	Compliance Officer
100 Federal Street
Boston, MA 02110	Officers	Susan G. Malloy
	Robert L. Reynolds	Vice President and
Marketing Services	President	Assistant Treasurer
Putnam Retail Management
100 Federal Street	Robert T. Burns	Denere P. Poulack
Boston, MA 02110	Vice President and	Assistant Vice President, Assistant
	Chief Legal Officer	Clerk, and Assistant Treasurer
Custodian
State Street Bank	James F. Clark	Janet C. Smith
and Trust Company	Vice President, Chief Compliance	Vice President,
	Officer, and Chief Risk Officer	Principal Financial Officer,
Legal Counsel		Principal Accounting Officer,
Ropes & Gray LLP	Nancy E. Florek	and Assistant Treasurer
Vice President, Director of
Independent Registered	Proxy Voting and Corporate	Mark C. Trenchard
Public Accounting Firm	Governance, Assistant Clerk,	Vice President
KPMG LLP	and Assistant Treasurer

This report is for the information of shareholders of Putnam Short Duration Bond Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

AN104 318950 12/19

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In October 2019, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employee notification to the Code of Ethics Officer before acting as a public official for any government entity (ii) Clarifying changes to the Insider Trading provisions and to the rules for trading in securities issued by Great-West Lifeco.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2019	$105,672	$ —	$6,145	$ —
October 31, 2018	$101,899	$ —	$6,025	$ —

For the fiscal years ended October 31, 2019 and October 31, 2018, the fund's independent auditor billed aggregate non-audit fees in the amounts of $6,145 and $6,025 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2019	$ —	$ —	$ —	$ —
October 31, 2018	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2019